Exhibit 10.1

AMENDMENT TO Amended and Restated Promissory Note

This Amendment (this “Amendment”) to the Promissory Note dated as of April 27, 2023 issued by Profusa, Inc., a Delaware corporation formerly known as NorthView Acquisition Corp. (the “Company”) to NorthView Sponsor I LLC, a Delaware limited liability company (the “Sponsor”) (as amended and restated on January 8, 2024 and amended on May 31, 2024, the “Original Note”) is made and entered into effective as of March 20, 2026, by and among the Company and the Sponsor. Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Note (as defined below).

WHEREAS, the Company issued the Original Note to the Sponsor for the principal sum of up to $2,500,000.

WHEREAS, pursuant to Section 14 of the Original Note, the Original Note can be amended with the written consent of the Company and the Sponsor.

WHEREAS, the parties desire to amend the Original Note on the terms and conditions set forth herein (as amended, including by this Amendment, the “Note”).

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in accordance with the terms of the Original Note, the parties hereto, intending to be legally bound, do hereby agree as follows:

1. Amendment to Maturity Date. The parties hereto hereby agree to amend the Original Note by amending and restating Section 1 as below:

The principal balance of this Note shall be payable on December 31, 2026 (such date, the “Maturity Date”). The principal balance may be prepaid at any time, at the election of Maker. Under no circumstances shall any individual, including but not limited to any officer, director, employee or stockholder of Maker, be obligated personally for any obligations or liabilities of Maker hereunder.

2. Miscellaneous. Except as expressly provided in this Amendment, all of the terms and provisions in the Original Note are and shall remain unchanged and in full force and effect, on the terms and subject to the conditions set forth therein. This Amendment does not constitute, directly or by implication, an amendment or waiver of any provision of the Original Note, or any other right, remedy, power or privilege of any party, except as expressly set forth herein. Any reference to the Note in the Note or any other agreement, document, instrument or certificate entered into or issued in connection therewith shall hereinafter mean the Original Note, as amended by this Amendment (or as the Note may be further amended or modified after the date hereof in accordance with the terms thereof). The Note, as amended by this Amendment, and the documents or instruments attached hereto or thereto or referenced herein or therein, constitutes the entire agreement between the parties with respect to the subject matter of the Note, and supersedes all prior agreements and understandings, both oral and written, between the parties with respect to its subject matter. If any provision of the Original Note is materially different from or inconsistent with any provision of this Amendment, the provision of this Amendment shall control, and the provision of the Original Note shall, to the extent of such difference or inconsistency, be disregarded. This Amendment shall be interpreted, construed, governed and enforced in a manner consistent with the Original Note, and, without limiting the foregoing, Sections 10 through 12 and 14 through 15 of the Original Note are hereby incorporated herein by reference as if fully set forth herein, and such provisions apply to this Amendment as if all references to the “Note” contained therein were instead references to this Amendment.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to the Amended and Restated Promissory Note as of the date first written above.

Profusa, Inc.

By:	/s/ Ben Hwang
Name:	Ben Hwang
Title:	Chief Executive Officer

NorthView Sponsor I LLC

By:	/s/ Fred Knechtel
Name:	Fred Knechtel
Title:	Manager

By:	/s/ Jack Stover
Name:	Jack Stover
Title:	Manager

{Signature Page to Amendment to Amended and Restated Promissory Note}